Exhibit 99.1

Icahn Enterprises L.P. Investor Presentation August 2016

Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2015 and our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2016 . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2015 and our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2016 .

Investment Highlights 3 Mr. Icahn believes that the current environment continues to be conducive to activism – Several factors are responsible for this: 1) low interest rates, which make acquisitions much less costly and therefore much more attractive, 2) abundance of cash rich companies that would benefit from making synergistic acquisitions, and 3) the current awareness by many institutional investors that the prevalence of mediocre top management and non - caring boards at ma ny of America's companies must be dealt with – But an activist catalyst is often needed to make an acquisition happen – We, at IEP, have spent years engaging in the activist model and believe it is the catalyst needed to drive highly accretive M &A and consolidation activity – As a corollary, low interest rates will greatly increase the ability of the companies IEP controls to make judicious, friendl y o r not so friendly, acquisitions using our activist expertise Recent Financial Results – Net loss attributable to Icahn Enterprises of approximately $69 million for the three months ended June 30, 2016 – Net loss attributable to Icahn Enterprises of approximately $2.5 billion and Adjusted EBITDA attributable to Icahn Enterprise s o f ($44) million for the last twelve months ended June 30, 2016 – Indicative Net Asset Value of approximately $4.0 (1) billion as of June 30, 2016 $6.00 annual distribution (11.1 % yield as of June 30, 2016) (1) Refer to slide 33 for information with respect to this calculation.

The Icahn Strategy Across all of our businesses, our success is based on a simple formula: we seek to find undervalued companies in the Graham & Do dd tradition, a methodology for valuing stocks that primarily looks for deeply depressed prices. However, while the typical Graham & Dodd value investor purc has es undervalued securities and waits for results, we often become actively involved in the companies we target. That activity may involve a broad range of approac hes , from influencing the management of a target to take steps to improve shareholder value, to acquiring a controlling interest or outright ownership of the target com pany in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. This activism has brought ab out very strong returns over the years. Today, we are a diversified holding company owning subsidiaries engaged in the following operating businesses: Investment, Au tom otive, Energy, Metals, Railcar, Gaming, Food Packaging, Real Estate, Mining and Home Fashion. Through our Investment segment, as of June 30, 2016, we have si gni ficant positions in various investments, which include American International Group, Inc. (AIG), Cheniere Energy, Inc. (LNG), Chesapeake Energy (CHK), Freeport - McMoRan Inc. (FCX), Herbalife Ltd. (HLF), Hertz Global Holdings, Inc. (HTZ), Nuance Communications, Inc. (NUAN), Navistar International Corp. (NAV), PayPal H oldings, Inc. (PYPL), Tegna Inc. (TGNA), Transocean Ltd. (RIG), Transocean Partners LLC (RIGP), Manitowoc Company Inc. (MTW), Manitowoc Foodservice, Inc. ( MFS),Seventy Seven Energy Inc. (SSE) and Xerox Corporation (XRX). Several of our operating businesses started out as investment positions in debt or equity securities, held either directly by ou r Investment segment or Mr. Icahn. Those positions ultimately resulted in control or complete ownership of the target company. In 2012, we acquired a controlling inte res t in CVR Energy, Inc. (‘‘CVR’’) which started out as a position in our Investment segment and is now an operating subsidiary that comprises our Energy segment. As of June 30, 2016, based on the closing sale price of CVR stock and distributions since we acquired control, we had a gain of approximately $553 million on our purch ase of CVR. The acquisition of CVR, like our other operating subsidiaries, reflects our opportunistic approach to value creation, through which returns may be obtaine d b y, among other things, promoting change through minority positions at targeted companies in our Investment segment or by acquiring control of those target com pan ies that we believe we could run more profitably ourselves. During the next several years, we see a favorable opportunity to follow an activist strategy that centers on the purchase of tar get stock and the subsequent removal of any barriers that might interfere with a friendly purchase offer from a strong buyer. Alternatively, in appropriate circumsta nce s, we or our subsidiaries may become the buyer of target companies, adding them to our portfolio of operating subsidiaries, thereby expanding our operations through s uch opportunistic acquisitions. We believe that the companies that we target for our activist activities are undervalued for many reasons, often including inept managem ent . Unfortunately for the individual investor, in particular, and the economy, in general, many poor management teams are often unaccountable and very difficult t o r emove. Unlike the individual investor, we have the wherewithal to purchase companies that we feel we can operate more effectively th an incumbent management. In addition, through our Investment segment, we are in a position to pursue our activist strategy by purchasing stock or debt positions an d t rying to promulgate change through a variety of activist approaches, ranging from speaking and negotiating with the board and CEO to proxy fights, tender offers a nd taking control. We work diligently to enhance value for all shareholders and we believe that the best way to do this is to make underperforming management teams an d b oards accountable or to replace them. 4

The Icahn Strategy (continued) The Chairman of the Board of our general partner, Carl C. Icahn, has been an activist investor since 1980. Mr. Icahn believes th at the current environment continues to be conducive to activism. Many major companies have substantial amounts of cash. We believe that they are hoarding cash, rath er than spending it, because they do not believe investments in their business will translate to earnings. We believe that one of the best ways for many cash - rich companies to achieve increased earnings is to use their large amounts of excess cash, together with advantageous borrowing opportunities, to purchase other companies in their industries and take advantage of the meaningful sy ner gies that could result. In our opinion, the CEOs and Boards of Directors of undervalued companies that would be acquisition targets are the major road blocks to this lo gical use of assets to increase value, because we believe those CEOs and boards are not willing to give up their power and perquisites, even if they have done a poo r j ob in administering the companies they have been running. In addition, acquirers are often unwilling to undertake the arduous task of launching a hostile campa ign . This is precisely the situation in which a strong activist catalyst is necessary. We believe that the activist catalyst adds value because, for companies with strong balance sheets, acquisition of their weak er industry rivals is often extremely compelling financially. We further believe that there are many transactions that make economic sense, even at a large premium ov er market. Acquirers can use their excess cash, that is earning a very low return, and/or borrow at the advantageous interest rates now available, to acquire a tar get company. In either case, an acquirer can add the target company’s earnings and the income from synergies to the acquirer’s bottom line, at a relatively low cost. But for these potential acquirers to act, the target company must be willing to at least entertain an offer. We believe that often the activist can step in and remove the obs tacles that a target may seek to use to prevent an acquisition. We believe that our depositary units will give us another powerful activist tool, allowing us both to use our depositary unit s a s currency for tender offers and acquisitions (both hostile and friendly) where appropriate. All of these factors will, in our opinion, contribute to making our activism e ven more efficacious, which we expect to enhance our results and stock value. 5

Company Overview 6

Overview of Icahn Enterprises Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Automotive, Energy, Gaming, Mi nin g, Railcar, Food Packaging, Metals, Real Estate and Home Fashion IEP is majority owned and controlled by Carl Icahn – Over the last several years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IE P – As of June 30, 2016, Carl Icahn and his affiliates owned approximately 89.5% of IEP’s outstanding depositary units IEP benefits from cash flows from its subsidiaries: – CVR Energy: $2.00 per share annualized dividend – CVR Refining: $1.01 per common unit of distributions declared for the LTM ended June 30, 2016 – American Railcar Inc: $1.60 per share annual dividend – Recurring cash flows from American Railcar Leasing and Real Estate segments IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis (1) Investment segment total assets represents book value of equity 7 ($ millions) As of June 30, 2016 Segment Assets Revenue Net (Loss) Income Attrib. to IEP Adj. EBITDA Attrib. to IEP Investment (1) $5,539 ($3,332) ($1,677) ($1,493) Automotive 10,103 9,004 (250) 632 Energy 5,036 4,637 (437) 255 Metals 213 288 (44) (24) Railcar 3,392 1,006 154 366 Gaming 1,533 888 24 99 Mining 208 47 (160) (8) Food Packaging 425 331 (2) 38 Real Estate 691 113 39 43 Home Fashion 208 199 (4) 6 Holding Company 548 73 (116) 42 Total $27,896 $13,254 ($2,473) ($44) LTM Ended June 30, 2016

66% CVR Energy Inc. (NYSE: CVI) Summary Corporate Organizational Chart WestPoint Home LLC PSC Metals Inc. AREP Real Estate Holdings, LLC Tropicana Entertainment Inc. (OTCPK:TPCA) Federal - Mogul Holdings Corp. (NasdaqGS:FDML) Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. (NasdaqGS: IEP) Icahn Enterprises Holdings L.P . 1% 1% 99% LP Interest 34% 73% 82% 82% American Railcar Industries, Inc. (NasdaqGS:ARII) Icahn Capital LP Viskase Companies Inc. (OTCPK:VKSC) As of June 30, 2016, Icahn Enterprises had investments with a fair market value of approximately $1.7 billion in the Investment Funds One of the largest independent metal recycling companies in the US Consists of rental commercial real estate, property development and associated resort activities Provider of home textile products for nearly 200 years One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry Holding company that owns majority interests in two separate operating subsidiaries Multi - jurisdictional gaming company with eight casinos in New Jersey, Indiana, Nevada, Mississippi, Missouri, Louisiana and Aruba Leading North American manufacturer of hopper and tank railcars and provider of railcar repair and maintenance services 68% 100% 100% 61% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) CVR Refining, LP (NYSE: CVRR) 185k bpd capacity oil refining company in the mid - continent region of the United States 100% 100% 4% Leading global supplier to the automotive, aerospace, energy, heavy duty truck, industrial, marine, power generation and auto aftermarket industries Note : Percentages denote equity ownership as of June 30, 2016. Excludes intermediary and pass through entities. American Railcar Leasing LLC Leading North American lessor of hopper and tank railcars 100% 8 Ferrous Resources 77% Brazilian iron ore producer Pep Boys & IEH Auto Parts Holding LLC Retailer and distributor of aftermarket auto products and provider of automotive service 100% Trump Entertainment Resorts, Inc. Owns and operates Trump Taj Mahal located in Atlantic City, NJ. 100%

Diversified Subsidiary Companies with Significant Inherent Value The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings Global market share leader in each of its principal product categories with a long history of quality and strong brand names Geographically diverse, regional properties in major gaming markets with significant consolidation opportunities 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market Our railcar segment is a leading, vertically integrated manufacturer of railcars, railcar services and railcar leasing. Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer generating record profitability Long - term real estate investment horizon with strong, steady cash flows AREP Real Estate Holdings, LLC IEP’s subsidiary companies possess key competitive strengths and / or leading market positions IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities ─ Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies 9 A Brazilian iron ore mining operation that supplies iron ore products to the global steel industry Retailer and distributor of aftermarket auto products and provider of automotive service

IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to ten operating segments and approximately $33 billion of assets as of June 30, 2016 IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results IEP’s record is based on a long - term horizon that can enhance business value and facilitate a profitable exit strategy ─ In 2006, IEP sold its oil and gas assets for $1.5 billion, resulting in a net pre - tax gain of $0.6 billion ─ In 2008, IEP sold its investment in American Casino & Entertainment Properties LLC for $1.2 billion, resulting in a pre - tax gain of $0.7 billion Acquired partnership interest in Icahn Capital Management L.P . in 2007 ─ IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds IEP also has grown the business through organic investment and through a series of bolt - on acquisitions ─ Acquired Pep Boys and Trump Entertainment Resorts, Inc in 2016 Evolution of Icahn Enterprises Timeline of Recent Acquisitions and Exits (1) Market capitalization as of June 30 2016 and balance sheet data as of June 30, 2016. (2) Percentages represents weighted - average composite of the gross returns, net of expenses for the Investment Funds. (3) Return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Investment Fu nds returns were approximately 6.6 % when excluding returns on CVR Energy after it became a consolidated entity . (4) For the six months ending June 30, 2016. As of December 31, 2007 Mkt. Cap: $9.1bn Total Assets: $12.4bn Current (1) Mkt. Cap: $7.5bn Total Assets: $32.6bn American Casino & Entertainment Properties 2/20/08: Sale of the casinos resulted in proceeds of $1.2 billion and a pre - tax gain of $0.7 b illion American Railcar Industries 1/15/10: 54.4% of ARI’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units PSC Metals 11/5/07: Acquired 100% of the equity of PSC Metals from companies wholly owned by Carl Icahn Tropicana Entertainment 11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake CVR Energy, Inc. 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR Federal - Mogul 7/3/08: Acquired a majority interest in Federal - Mogul from companies wholly owned by Carl Icahn Investment Management 8/8/07: Acquired investment advisory business, Icahn Capital Management Viskase 1/15/10: 71.4 % of Viskase’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units Year / Returns: (2) 10 CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering on 1/16/13 and 5/14/13, respectively. CVR Partners completed a secondary offering on 5/22/13 2016 (4) (18.0%) 2007 12.3% 2008 (35.6%) 2009 33.3% 2010 15.2% 2011 34.5% 2012 20.2% (3) American Railcar Leasing LLC 10/2/13: Acquired a 75% interest in ARL from companies wholly owned by Carl Icahn 2013 30.8% 2014 (7.4%) IEH Auto Parts Holding 6/1/15: IEH Auto Parts Holding LLC acquired substantially all of the auto part assets in the U.S. of Uni - Select Inc. Ferrous Resources 6/8/15: IEP acquired a controlling interest in Ferrous Resources 2015 (18.0%) Pep Boys 2/4/16: IEP acquired Pep Boys Trump Entertainment Resorts, Inc 2/26/16: IEP obtained control and began consolidating the results of Trump Entertainment Resorts, Inc., upon its emergence from bankruptcy

IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies Activist strategy requires significant capital, rapid execution and willingness to take control of companies Implement changes required to improve businesses Ability to Maximize Shareholder Value Through Proven Activist Strategy Purchase of Stock or Debt IEP pursues its activist strategy and seeks to promulgate change x Dealing with the board and management x Proxy fights x Tender offers x Taking control With over 300 years of collective experience, IEP’s investment and legal team is capable of unlocking a target’s hidden value x Financial / balance sheet restructuring x Operation turnarounds x Strategic initiatives x Corporate governance changes IEP is a single, comprehensive investment platform ─ Corporate structure provides IEP the optionality to invest in any security, in any industry and during any cycle over a longe r t erm time horizon Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist str ategy ─ IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn Putting Activism into Action 11

Situation Overview Historically, two businesses had a natural synergy ─ Motorparts benefitted from OEM pedigree and scale Review of business identified numerous dis - synergies by having both under one business ─ Different customers, methods of distribution, cost structures, engineering and R&D, and capital requirements Structured as a C - Corporation ─ Investors seeking more favorable alternative structures Review of business identifies opportunity for significant cash flow generation ─ High quality refiner in underserved market ─ Benefits from increasing North American oil production ─ Supported investment in Wynnewood refinery and UAN plant expansion Strong investor appetite for yield oriented investments Strategic / Financial Initiative Adjusted business model to separate Powertrain and Motorparts into two separate businesses Contributed assets to a separate MLP and subsequently launched CVR Refining IPO and secondary offerings; completed CVR Partners secondary offering Result Separation improved management focus for the respective segments CVR Energy stock up approximately 26%, including dividends, from tender offer price of $30.00 (1) Significant Experience Optimizing Business Strategy and Capital Structure IEP’s management team possesses substantial strategic and financial expertise ─ Maintains deep knowledge of capital markets, bankruptcy laws, mergers and acquisitions and transaction processes Active participation in the strategy and capital allocation for targeted companies ─ Not involved in day - to - day operations IEP w ill make necessary investments to ensure subsidiary companies can compete effectively Select Examples of Strategic and Financial Initiatives (1) Based on CVR Energy’s stock price as of June 30, 2016 12

Deep Team Led by Carl Icahn Led by Carl Icahn ─ Substantial investing history provides IEP with unique network of relationships and access to Wall Street Team consists of approximately 20 professionals with diverse backgrounds ─ Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Name Title Years at Icahn Years of Industry Experience Keith Cozza President & Chief Executive Officer , Icahn Enterprises L.P. 12 15 SungHwan Cho Chief Financial Officer , Icahn Enterprises L.P. 10 19 Vincent J. Intrieri Senior Managing Director, Icahn Capital 18 33 Samuel Merksamer Managing Director, Icahn Capital 8 14 Jonathan Christodoro Managing Director, Icahn Capital 4 16 Courtney Mather Managing Director, Icahn Capital 2 17 Brett Icahn Consultant, Icahn Capital 12 12 David Schechter Consultant, Icahn Capital 12 20 Jesse Lynn General Counsel, Icahn Enterprises L.P. 12 21 Andrew Langham General Counsel, Icahn Enterprises L.P. 11 17 13

Overview of Operating Segments 14

Highlights and Recent Developments Since inception in 2004 through June 30, 2016, the Investment Funds’ cumulative return was approximately 122%, representing an annualized rate of return of approximately 7% Long history of investing in public equity and debt securities and pursuing activist agenda Employs an activist strategy that seeks to unlock hidden value through various tactics ─ Financial / balance sheet restructurings (e.g., CIT Group, Apple) ─ Operational turnarounds (e.g., Motorola, Navistar, Hertz) ─ Strategic initiatives (e.g., Motorola, eBay, Manitowoc) ─ Corporate governance changes (e.g., eBay, Gannet) The Investment Funds’ net notional exposure was (149%) at June 30, 2016 Recent notable investments: ─ Apple, CVR Energy, El Paso, Family Dollar, Forest Labs, Genzyme , Hain Celestial, Netflix The Investment Funds returned all fee - paying capital to their investors during fiscal 2011. Returns of 33.3%, 15.2%, 34.5%, 20.2% (2) , 30.8%, (7.4%), (18.0%) and (18.0%) in 2009, 2010, 2011, 2012, 2013, 2014, 2015 and 2016 (3) respectively Segment: Investment Company Description IEP invests its proprietary capital through various private investment funds (the “Investment Funds”) managed by the Investment segment Fair value of IEP’s interest in the Investment Funds was approximately $1.7 billion as of June 30, 2016 IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis Historical Segment Financial Summary 15 (1) Balance Sheet data as of the end of each respective fiscal period. (2) 2012 gross return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obta ine d a majority stake in CVR Energy in May 2012. Investment Funds returns were approximately 6.6% when excluding returns on CVR En ergy after it became a consolidated entity. (3) For the six months ending June 30, 2016. Investment Segment LTM June 30, ($ millions) 2013 2014 2015 2016 Select Income Statement Data: Total revenues $2,031 ($218) ($865) ($3,332) Net income 1,902 (684) (1,665) (3,777) Net income attrib. to IEP 812 (305) (760) (1,677) Select Balance Sheet Data (1) : Total equity $8,353 $9,062 $7,541 $5,539 Equity attributable to IEP 3,696 4,284 3,428 1,713 FYE December 31,

Significant Holdings As of June 30 , 2016 (4) As of December 31, 2015 (4) As of December 31, 2014 (4) Company Mkt. Value ($mm) (5) % Ownership (6) Company Mkt. Value ($mm) (5) % Ownership (6) Company Mkt. Value ($mm) (5) % Ownership (6) $2,414 4.1% $4,817 0.8% $5,824 0.9% $1,238 2.8% $2,618 3.4% $2,597 3.7% $1,227 13.9% $1,675 3.8% $1,300 10.0% $1,159 8.3% $1,217 13.9% $1,295 11.3% $995 18.3% $1,209 19.6% $913 12.3% Icahn Capital (1) Represents a weighted - average composite of the gross returns, net of expenses for the Investment Funds. (2) Return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Inv est ment Funds returns were ~ 6.6% when excluding returns on CVR Energy after it became a consolidated entity . (3) For the six months ending June 30, 2016. (4) Aggregate ownership held directly by IEP, as well as Carl Icahn and his affiliates. Based on most recent 13F Holdings Reports , 1 3D filings or other public filings available as of specified date. (5) Based on closing share price as of specified date. (6) Total shares owned as a percentage of common shares issued and outstanding. 37.8% 12.3% 33.3% 15.2% 34.5% 20.2% 30.8% (7.4%) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 (18.0)% Historical Returns (1) (35.6%) (2) 16 (18.0)% (3)

Highlights and Recent Developments Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity CVR Energy has annualized dividends of $2.00 per unit ─ CVR Refining full year distribution was $2.75 per common unit in 2015 and LTM ending June 30, 2016 was $1.01 per common unit ─ CVR Partners full year distribution was $1.11 per common unit in 2015 and LTM ending June 30, 2016 was $0.87 per common unit Segment: Energy Company Description CVR Energy, Inc. (NYSE:CVI) operates as a holding company that owns majority interests in two separate operating subsidiaries: CVR Refining, LP (NYSE:CVRR) and CVR Partners, LP ( NYSE:UAN ) ─ CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States ─ CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products Historical Segment Financial Summary 17 (1) Balance Sheet data as of the end of each respective fiscal period. Energy Segment LTM June 30, ($ millions) 2013 2014 2015 2016 Select Income Statement Data: Total revenues $9,063 $9,292 $5,442 $4,637 Adjusted EBITDA 869 716 755 463 Net income 479 168 7 (831) Adjusted EBITDA attrib. to IEP $556 $415 $436 $255 Net income attrib. to IEP 289 95 25 (437) Select Balance Sheet Data (1) : Total assets $5,748 $5,334 $4,888 $5,036 Equity attributable to IEP 1,926 1,612 1,508 1,079 FYE December 31,

Gasoline 52.7% Distillate 40.5% Other 6.8% CVR Refining, LP (NYSE:CVRR ) Two PADD II Group 3 refineries with combined capacity of 185,000 barrels per day The Company enjoys advantages that enhance the crack spread ─ Has access to and can process mid - continent local and Canadian crude oils ─ Markets its products in a supply - constrained products market with transportation and crude cost advantage Strategic location and logistics assets provide access to mid - continent , Bakken and Canadian crude oils ─ ~7.0MMbbls of total storage capacity, including ~6% of total crude oil storage capacity at Cushing ─ 35,000 bpd of contracted capacity on the Keystone and Spearhead pipelines ─ Crude oil gathering system with a capacity over 65,000 bpd serving Kansas, Nebraska, Oklahoma, Missouri, Colorado and Texas ─ 170,000 bpd pipeline system supported by approximately 336 miles of owned and leased pipelines ─ Approximately 150 crude oil transports Key Operational Data (1) CVR Refining, LP (NYSE:CVRR) Crude oil throughput (193,345 bpd) Production (203,314 bpd ) (1) For the six months ended June 30, 2016. (2) Other includes pet coke, asphalt, natural gas liquids (“NGLs”), slurry, sulfur, gas oil and specialty products such as propyl ene and solvents, excludes internally produced fuel. Strategically Located Refineries and Supporting Logistics Assets 18 (2) Sweet 89.8% Medium 1.3% Heavy Sour 8.9%

CVR Partners, LP (NYSE:UAN ) On April 1, 2016, CVR Partners acquired an East Dubuque, IL fertilizer plant ─ Acquisition provides geographic and feed stock diversity Attractive market dynamics for nitrogen fertilizer ─ Global fertilizer demand has historically increased in - line with population and income growth ─ Increasing demand for corn (largest use of nitrogen fertilizer) and meat ─ Nitrogen represents ~61% of fertilizer consumption ─ Nitrogen fertilizers must be applied annually, creating stable demand U.S. has historically been a large net importer of nitrogen Nitrogen fertilizer is a relatively small component of farmers’ cost profile Strategically located assets ─ Large geographic footprint serving the Southern Plains and Mid Corn Belt markets ─ Competitive advantage due to storage capabilities at the facilities and offsite locations ─ Product prices higher due to advantaged cost of freight CVR Partners, LP (NYSE:UAN ) Strategically Located Assets 19

Segment: Automotive Company Description We conduct our Automotive segment through our majority ownership in Federal - Mogul Holdings Corporation ( NasdaqGS:FDML ) and our wholly owned subsidiaries, Pep Boys and IEH Auto Parts Holding Federal - Mogul operates with two end - customer focused businesses. The Powertrain business focuses on original equipment powertrain products for automotive applications. The Motorparts business sells products including brakes, chassis, wipers, and other vehicle components to the global aftermarket and to original equipment manufacturers. Pep Boys is a retailer and distributor of aftermarket auto products and provider of automotive service. IEH Auto is a distributor of aftermarket auto parts primarily to auto service customers and wholesalers. Historical Segment Financial Summary Federal - Mogul: Powertrain Highlights Fuel economy and emissions content driving market growth – Combustion engines still #1 for foreseeable future – Regulations increasing demand for further improvement through 2025 – Engine downsizing creates higher content product mix Leading powertrain products with #1 or #2 position in most major product categories Extensive technology and intellectual property with focus on core product lines Investing in emerging markets where there are attractive opportunities for growth Continued restructuring to lower cost structure and improve manufacturing footprint Federal - Mogul: Motorparts Highlights Aftermarket benefits from the growing number of vehicles globally and the increasing age of vehicles in Europe and North America Leader in most of its product categories with a long history of quality and strong brand names including Champion, Wagner, Ferodo, MOOG, Fel - Pro Investing in Growth – Global Expansion : L everage global capabilities in Asia and other emerging markets – Distribution and IT : Improve customer service and delivery, order and inventory management, on - line initiatives – Cost Structure : improve manufacturing footprint, optimize low - cost sourcing and operational performance – Product Line Growth : expand existing product lines and add new product lines through acquisition or internal investment – Product Differentiation and Brand Value : invest in product innovation and communicate brand value proposition to end customers 20 Recent Developments During Q1 2016, Icahn Enterprises completed the acquisition of Pep Boys On June 17, 2016, IEP issued a revised proposal to purchase the remaining shares of Federal - Mogul common stock not owned by IEP for $8.00 in cash per share (1) Balance Sheet data as of the end of each respective fiscal period. (2) Results include IEH Auto Parts Holding LLC beginning June 1, 2015 and Pep Boys beginning February 3, 2016 Pep Boys and IEH Auto Parts Holding LLC Pep Boys and IEH Auto are operated together in order to grow their sales to DIFM distributors and DIFM service professionals, to grow their automotive service business, and to maintain their DIY customer bases by offering the broadest product assortment in the automotive aftermarket Automotive Segment LTM June 30, ($ millions) 2013 2014 2015 (2) 2016 (2) Select Income Statement Data: Total revenues $6,876 $7,324 $7,853 $9,004 Adjusted EBITDA 591 630 650 761 Net income 263 (90) (352) (292) Adjusted EBITDA attrib. to IEP $462 $502 $530 $632 Net income attrib. to IEP 250 (87) (299) (250) Select Balance Sheet Data (1) : Total assets $7,545 $7,529 $7,943 $10,103 Equity attributable to IEP 1,660 1,231 1,270 2,494 FYE December 31,

Federal - Mogul Corp.’s Leading Market Position 21 Powertrain Motorparts Product Line Market Position Product Line Market Position Pistons #1 in diesel pistons #2 a cross all pistons Engine #1 Global Rings & Liners Market leader Sealing Components #1 Global in Gaskets Valve Seats and Guides Market leader Brake Pads / Components #2 Global (1) Bearings Market leader Chassis #1 North America #3 Europe Ignition #3 Overall Wipers #4 North America #4 Europe Sealing #3 Overall Ignition #2 Global (1) Systems Protection Market leader Valvetrain #2 Overall (1) Motorparts & Powertrain combined

Highlights and Recent Developments Railcar manufacturing remains strong ─ 5,601 railcar backlog as of June 30, 2016 ─ Tank railcar demand impacted by volatile crude oil prices ─ New tank railcar design requirements released in May 2015 Growing railcar leasing business provides stability ─ In Q1 2016, increased ownership of ARL to 100% by acquiring the remaining 25% that IEP did not already own ─ Combined ARL and ARI railcar lease fleets grew to 45,336 railcars as of June 30, 2016 from approximately 45,050 at the end of 2015 ARI annualized dividend is $1.60 per share ARL distributed $100 million in 2015 On July 28, 2015, ARI’s Board of Directors authorized a stock repurchase program pursuant to which ARI may, from time to time, repurchase up to $250 million of its common stock. Segment: Railcar Segment Description American Railcar Industries, Inc. (“ARI”) (NASDAQ:ARII ) operates in three business segments: manufacturing operations, railcar services and leasing American Railcar Leasing, LLC (“ARL”), is engaged in the business of leasing railcars. Historical Segment Financial Summary . 22 (1) Balance Sheet data as of the end of each respective fiscal period. Railcar Segment LTM June 30, ($ millions) 2013 2014 2015 2016 Net Sales/Other Revenues From Operations: Manufacturing $864 $1,020 $1,019 $699 Railcar leasing 277 368 459 483 Railcar services 73 68 74 78 Eliminations (475) (666) (613) (265) Total $739 $790 $939 $995 Gross Margin: Manufacturing $197 $271 $249 $145 Railcar leasing 146 214 263 278 Railcar services 19 13 16 18 Eliminations (109) (171) (128) (36) Total $253 $327 $400 $405 Adjusted EBITDA attrib. to IEP $111 $269 $318 $366 Net income attrib. to IEP 30 122 137 154 Total assets (1) $2,547 $3,120 $3,681 $3,392 Equity attributable to IEP (1) 591 711 742 436 FYE December 31,

Highlights and Recent Developments Management uses a highly analytical approach to enhance marketing, improve utilization, optimize product mix and reduce expenses ─ Established measurable, property specific, customer service goals and objectives to meet customer needs ─ Utilize sophisticated customer analytic techniques to improve customer experience Selective reinvestment in core properties including upgraded hotel rooms, refreshed casino floor products tailored for each regional market and pursuit of strong brands for restaurant and retail opportunities Capital structure with ample liquidity for synergistic acquisitions in regional gaming markets ─ On April 1, 2014, Tropicana acquired Lumière Place Casino in St. Louis, Missouri On July 31, 2015, Tropicana’s Board of Directors authorized a stock repurchase program pursuant to which Tropicana may, from time to time, repurchase up to $50 million of its common stock During Q1 2016, IEP obtained control and began consolidating the results of Trump Entertainment, which owns and operates Trump Taj Mahal Casino Resorts in Atlantic City, New Jersey Segment: Gaming Company Description We conduct our Gaming segment through our majority ownership in Tropicana Entertainment and Trump Entertainment Tropicana Entertainment Inc. (OTCPK:TPCA) operates eight casino facilities featuring approximately 392,000 square feet of gaming space with 8,000 slot machines, 280 table games and 5,500 hotel rooms as of June 30, 2016 ─ Eight casino facilities located in New Jersey, Indiana, Nevada, Mississippi, Missouri, Louisiana and Aruba ─ Successful track record operating gaming companies, dating back to 2000 Trump Entertainment owns and operates Trump Taj Mahal located in Atlantic City, NJ. Historical Segment Financial Summary 23 (1) Balance Sheet data as of the end of each respective fiscal period. (2) Results include Trump Entertainment beginning February 26,2016 Gaming Segment LTM June 30, ($ millions) 2013 2014 2015 2016 (2) Select Income Statement Data: Total revenues $571 $849 $811 $888 Adjusted EBITDA 66 99 142 146 Net income 19 269 38 36 Adjusted EBITDA attrib. to IEP $45 $66 $96 $99 Net income attrib. to IEP 13 185 26 24 Select Balance Sheet Data (1) : Total assets $996 $1,260 $1,281 $1,533 Equity attributable to IEP 392 578 604 825 FYE December 31,

Highlights and Recent Developments Future growth expected to be driven by changing diets of a growing middle class in emerging markets ─ In 2012, Viskase completed a new finishing center in the Philippines and expanded its capacity in Brazil ─ Approximately 50% of revenues from emerging markets Developed markets remain a steady source of income ─ Distribution channels to certain customers spanning more than 50 years Significant barriers to entry ─ Technically difficult chemical production process ─ Significant environmental and food safety regulatory requirements ─ Substantial capital cost Segment: Food Packaging Company Description Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry Leading worldwide manufacturer of non - edible cellulosic casings for small - diameter meats (hot dogs and sausages) ─ Leading manufacturer of non - edible fibrous casings for large - diameter meats (sausages, salami, hams and deli meats) Historical Segment Financial Summary 24 (1) Balance Sheet data as of the end of each respective fiscal period. Food Packaging LTM June 30, ($ millions) 2013 2014 2015 2016 Select Income Statement Data: Total revenues $346 $346 $337 $331 Adjusted EBITDA 67 66 59 53 Net income 43 9 (3) (3) Adjusted EBITDA attrib. to IEP $50 $47 $43 $38 Net income attrib. to IEP 32 6 (3) (2) Select Balance Sheet Data (1) : Total assets $405 $436 $416 $425 Equity attributable to IEP 55 30 23 28 FYE December 31,

Highlights and Recent Developments Increasing global demand for steel and other metals drives demand for U.S. scrap Results are currently impacted by headwinds from: ─ Low iron ore prices ─ Strong U.S. dollar ─ Increased steel imports Scrap recycling process is “greener” than virgin steel production ─ Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces ─ Electric arc furnace steel mills are approximately 60% of U.S. production Highly fragmented industry with potential for further consolidation ─ Capitalizing on consolidation and vertical integration opportunities ─ PSC is building a leading position in its markets Product diversification will reduce volatility through cycles ─ Expansion of non - ferrous share of total business Segment: Metals Company Description PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S. Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers Strong regional footprint (Upper Midwest, St. Louis Region and the South) Historical Segment Financial Summary 25 (1) Balance Sheet data as of the end of each respective fiscal period. Metals Segment LTM June 30, ($ millions) 2013 2014 2015 2016 Select Income Statement Data: Total revenues $929 $711 $365 $288 Adjusted EBITDA (18) (15) (29) (24) Net income (28) (25) (51) (44) Adjusted EBITDA attrib. to IEP ($18) ($15) ($29) ($24) Net income attrib. to IEP (28) (25) (51) (44) Select Balance Sheet Data (1) : Total assets $334 $315 $215 $213 Equity attributable to IEP 273 250 182 178 FYE December 31,

Highlights and Recent Developments Business strategy is based on long - term investment outlook and operational expertise Rental Real Estate Operations Net lease portfolio overview ─ Single tenant (Over $100bn market cap, A - credit) for two large buildings with leases through 2020 – 2021 ─ 13 legacy properties with 2.9 million square feet: 12% Retail, 60% Industrial, 28% Office. Maximize value of commercial lease portfolio through effective management of existing properties ─ Seek to sell assets on opportunistic basis Property Development New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 239 and 1,128 units, respectively Opportunistically acquired a Las Vegas casino development in 2009 for $150 million Club Operations Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities Segment: Real Estate Company Description Consists of rental real estate, property development and associated club activities Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants Property development and club operations are focused on the construction and sale of single and multi - family houses, lots in subdivisions and planned communities and raw land for residential development Historical Segment Financial Summary 26 (1) Balance Sheet data as of the end of each respective fiscal period. Real Estate Segment LTM June 30, ($ millions) 2013 2014 2015 2016 Select Income Statement Data: Total revenues $85 $101 $131 $113 Adjusted EBITDA 46 46 45 43 Net income 17 22 61 39 Adjusted EBITDA attrib. to IEP $46 $46 $45 $43 Net income attrib. to IEP 17 22 61 39 Select Balance Sheet Data (1) : Total assets $780 $745 $701 $691 Equity attributable to IEP 711 693 656 647 FYE December 31,

Highlights and Recent Developments IEP acquired a controlling interest in Ferrous Resources on June 8, 2015 through a tender offer to purchase any and all of the outstanding shares. ─ Prior to the tender offer, IEP owned 14% of the company’s outstanding common stock and as of June 30, 2016 owned 77% Segment: Mining Company Description Ferrous Resources has rights to certain iron ore mineral resources in Brazil and develops mining operations and related infrastructure to produce and sell iron ore products to the global steel industry. ─ Significant iron ore assets in the State of Minas Gerais , Brazil, known as Viga , Viga Norte, Esperança , Serrinha and Santanense . ─ Mineral rights near Jacuípe in the State of Bahia, Brazil. Historical Segment Financial Summary 27 1) Balance Sheet data as of the end of the fiscal period. 2) Icahn Enterprises acquired majority ownership of Ferrous Resources on June 8, 2015 Mining Seven Months Ended December 31, 2015 (2) LTM June 30, 2016 ($ millions) Select Income Statement Data: Total Revenues $28 $47 Adjusted EBITDA (9) (12) Net income (195) (207) Adjusted EBITDA attrib. to IEP ($6) ($8) Net income attrib. to IEP (150) (160) Select Balance Sheet Data (1) : Total assets $203 $208 Equity attributable to IEP 95 81

Highlights and Recent Developments One of the largest providers of home textile goods in the United States Largely completed restructuring of manufacturing footprint ─ Transitioned majority of manufacturing to low cost plants overseas Streamlined merchandising, sales and customer service divisions Focus on core profitable customers and product lines ─ WPH has implemented a more customer - focused organizational structure with the intent of expanding key customer relationships and rebuilding the company’s sales backlog ─ Realizing success placing new brands with top retailers ─ Continued strength with institutional customers Consolidation opportunity in fragmented industry Segment: Home Fashion Company Description WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products WestPoint Home owns many of the most well - known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Portico Historical Segment Financial Summary 28 (1) Balance Sheet data as of the end of each respective fiscal period. Home Fashion Segment LTM June 30, ($ millions) 2013 2014 2015 2016 Select Income Statement Data: Total revenues $187 $181 $194 $199 Adjusted EBITDA 1 5 6 6 Net income (16) 2 (4) (4) Adjusted EBITDA attrib. to IEP $1 $5 $6 $6 Net income attrib. to IEP (16) 2 (4) (4) Select Balance Sheet Data (1) : Total assets $222 $208 $206 $208 Equity attributable to IEP 191 180 176 174 FYE December 31,

Financial Performance 29

Financial Performance Net Income (Loss) Attributable to Icahn Enterprises Adjusted EBITDA Attributable to Icahn Enterprises 30 $1,025 ($373) ($1,194) ($2,473) FYE 2013 FYE 2014 FYE 2015 LTM 6/30/16 $1,899 $1,018 $929 ($44) FYE 2013 FYE 2014 FYE 2015 LTM 6/30/16 ($Millions) LTM June 30, LTM June 30, ($ in millions) 2013 2014 2015 2016 ($ in millions) 2013 2014 2015 2016 Net Income (Loss) Attributable to Icahn Enterprises Adjusted EBITDA attributable to Icahn Enterprises Investment $812 ($305) ($760) ($1,677) Investment $816 ($162) ($500) ($1,493) Automotive 250 (87) (299) (250) Automotive 462 502 530 632 Energy 289 95 25 (437) Energy 556 415 436 255 Metals (28) (25) (51) (44) Metals (18) (15) (29) (24) Railcar 30 122 137 154 Railcar 111 269 318 366 Gaming 13 185 26 24 Gaming 45 66 96 99 Mining - - (150) (160) Mining - - (6) (8) Food Packaging 32 6 (3) (2) Food Packaging 50 47 43 38 Real Estate 17 22 61 39 Real Estate 46 46 45 43 Home Fashion (16) 2 (4) (4) Home Fashion 1 5 6 6 Holding Company (374) (388) (176) (116) Holding Company (170) (155) (10) 42 Total $1,025 ($373) ($1,194) ($2,473) Total $1,899 $1,018 $929 ($44) FYE December 31,FYE December 31,

Consolidated Financial Snapshot ($Millions) 31 LTM June 30, 2013 2014 2015 2016 Net Income (Loss): Investment $1,902 ($684) ($1,665) ($3,777) Automotive 263 (90) (352) (292) Energy 479 168 7 (831) Metals (28) (25) (51) (44) Railcar 139 188 213 215 Gaming 19 269 38 36 Mining 0 0 (195) (207) Food Packaging 43 9 (3) (3) Real Estate 17 22 61 39 Home Fashion (16) 2 (4) (4) Holding Company (374) (388) (176) (116) Net Income (Loss) $2,444 ($529) ($2,127) ($4,984) Less: net (income) loss attrib. to NCI (1,419) 156 933 2,511 Net Income (Loss) attib. To IEP $1,025 ($373) ($1,194) ($2,473) Adjusted EBITDA: Investment $1,912 ($385) ($1,100) ($3,344) Automotive 591 630 650 761 Energy 869 716 755 463 Metals (18) (15) (29) (24) Railcar 311 415 492 500 Gaming 66 99 142 146 Mining 0 0 (9) (12) Food Packaging 67 66 59 53 Real Estate 46 46 45 43 Home Fashion 1 5 6 6 Holding Company (170) (155) (10) 42 Consolidated Adjusted EBITDA $3,675 $1,422 $1,001 ($1,366) Less: Adjusted EBITDA attrib. to NCI (1,776) (404) (72) 1,322 Adjusted EBITDA attrib. to IEP $1,899 $1,018 $929 ($44) Capital Expenditures $1,161 $1,411 $1,359 $1,051 FYE December 31,

Strong Balance Sheet ($Millions) 32 InvestmentAutomotive Energy Metals Railcar Gaming Mining Food Packaging Real Estate Home Fashion Holding Company Consolidated Assets                         Cash and cash equivalents $13 $345 $691 $1 $337 $248 $19 $36 $16 $3 $211 $1,920 Cash held at consolidated affiliated partnershipsand restricted cash 610 5 - 5 51 12 - 2 2 4 3 694 Investments 9,217 266 5 - 27 37 - - - - 323 9,875 Accounts receivable, net - 1,429 150 38 51 15 4 63 4 42 - 1,796 Inventories, net - 2,238 325 43 77 - 25 79 - 74 - 2,861 Property, plant and equipment, net - 3,408 3,433 108 2,760 903 137 149 465 76 3 11,442 Goodwill and intangible assets, net - 1,847 327 4 7 88 - 7 43 3 - 2,326 Other assets 353 565 105 14 82 230 23 89 161 6 8 1,636 Total Assets $10,193 $10,103 $5,036 $213 $3,392 $1,533 $208 $425 $691 $208 $548 $32,550 Liabilities and Equity Accounts payable, accrued expenses and other liabilities $901 $2,871 $1,397 $33 $310 $151 $50 $64 $18 $34 $189 $6,018 Securities sold, not yet purchased, at fair value 1,306 - - - - - - - - - - 1,306 Due to brokers 2,447 - - - - - - - - - - 2,447 Post-employment benefit liability - 1,151 - 2 8 - - 51 - - - 1,212 Debt - 3,254 1,168 - 2,426 288 53 266 26 - 5,488 12,969 Total liabilities 4,654 7,276 2,565 35 2,744 439 103 381 44 34 5,677 23,952 Equity attributable to Icahn Enterprises 1,713 2,494 1,079 178 436 825 81 28 647 174 (5,129) 2,526 Equity attributable to non-controlling interests 3,826 333 1,392 - 212 269 24 16 - - - 6,072 Total equity 5,539 2,827 2,471 178 648 1,094 105 44 647 174 (5,129) 8,598 Total liabilities and equity $10,193 $10,103 $5,036 $213 $3,392 $1,533 $208 $425 $691 $208 $548 $32,550 As of June 30, 2016

IEP Summary Financial Information Significant Valuation demonstrated by market value of IEP’s public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets 33 ($ Millions) Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value d oes not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily co nsider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No represen tat ion or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary. (1) Represents equity attributable to us as of each respective date. (2) Based on closing share price on each date and the number of shares owned by the Holding Company as of each respective date. (3) Amounts based on market comparables due to lack of material trading volume. Tropicana valued at 8.0x Adjusted EBITDA for the twe lve months ended June 30, 2015, and 8.5x Adjusted EBITDA for the twelve months ended September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016. Viskase valued at 9.0x Adjusted EBITDA fo r the twelve months ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016. (4) ARL value assumes the present value of projected cash flows from leased railcars plus working capital. (5) Holding Company’s balance as of each respective date. June 30 Sept 30 Dec 31 March 31 June 30 2015 2015 2015 2016 2016 Market-valued Subsidiaries: Holding Company interest in Funds (1) $4,646 $4,168 $3,428 $1,820 $1,713 CVR Energy (2) 2,680 2,923 2,802 1,858 1,104 CVR Refining - direct holding (2) 110 115 114 72 47 Federal-Mogul (2) 1,573 947 949 1,369 1,152 American Railcar Industries (2) 577 429 549 484 469 Total market-valued subsidiaries $9,586 $8,581 $7,842 $5,604 $4,483 Other Subsidiaries Tropicana (3) $613 $739 $794 $844 $811 Viskase (3) 217 206 183 165 143 Real Estate Holdings (1) 692 658 656 649 647 PSC Metals (1) 242 222 182 174 178 WestPoint Home (1) 179 177 176 175 174 ARL (4) 964 979 852 1,024 1,033 Ferrous Resources (1) 241 234 95 85 81 IEH Auto & PepBoys (1) 334 330 249 1,418 1,423 Trump Entertainment (1) - - - 203 208 Total - other subsidiaries $3,482 $3,546 $3,187 $4,736 $4,697 Add: Holding Company cash and cash equivalents (5) 222 182 166 212 211 Less: Holding Company debt (5) (5,488) (5,489) (5,490) (5,487) (5,488) Add: Other Holding Company net assets (5) 164 261 615 (13) 133 Indicative Net Asset Value $7,966 $7,081 $6,320 $5,052 $4,036 As of

Appendix — Adjusted EBITDA Reconciliations 34

Adjusted EBITDA Reconciliation by Segment – Six Months Ended June 30, 2016 ($Millions) 35 Investment Automotive Energy Metals Railcar Gaming Mining Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA: Net income (loss) ($1,334) $70 ($580) ($7) $102 $14 ($18) $6 $9 ($2) ($154) ($1,894) Interest expense, net 132 75 30 - 42 6 2 6 1 - 144 438 Income tax expense (benefit) - 21 (13) (7) 33 10 1 4 - - 17 66 Depreciation, depletion and amortization - 217 123 11 68 35 1 11 11 4 - 481 EBITDA before non-controlling interests ($1,202) $383 ($440) ($3) $245 $65 ($14) $27 $21 $2 $7 ($909) Impairment of assets - 3 574 - - - - - - - - 577 Restructuring costs - 21 - - - - - - - - - 21 Non-service cost of U.S. based pension - 6 - - - - - 2 - - - 8 FIFO impact unfavorable - - (37) - - - - - - - - (37) Major scheduled turnaround expense - - 38 - - - - - - - - 38 Net loss on extinguishment of debt - - 5 - - - - - - - - 5 Unrealized gain on certain derivatives - - 32 - - - - - - - - 32 Other - 24 2 (4) - 2 10 (4) (1) 1 - 30 Adjusted EBITDA before non-controlling interests ($1,202) $437 $174 ($7) $245 $67 ($4) $25 $20 $3 $7 ($235) Adjusted EBITDA attributable to IEP: Net income (loss) ($557) $56 ($331) ($7) $80 $9 ($14) $5 $9 ($2) ($154) ($906) Interest expense, net 46 62 10 - 38 4 2 4 1 - 144 311 Income tax expense (benefit) - 17 (8) (7) 23 7 1 3 - - 17 53 Depreciation, depletion and amortization - 185 63 11 58 24 1 8 11 4 - 365 EBITDA attributable to Icahn Enterprises ($511) $320 ($266) ($3) $199 $44 ($10) $20 $21 $2 $7 ($177) Impairment of assets - 2 334 - - - - - - - - 336 Restructuring costs - 17 - - - - - - - - - 17 Non-service cost of U.S. based pension - 5 - - - - - 1 - - - 6 FIFO impact unfavorable - - (22) - - - - - - - - (22) Major scheduled turnaround expense - - 20 - - - - - - - - 20 Net loss on extinguishment of debt - - 1 - - - - - - - - 1 Unrealized gain on certain derivatives - - 18 - - - - - - - - 18 Other - 24 2 (4) - 2 7 (3) (1) 1 - 28 Adjusted EBITDA attributable to Icahn Enterprises ($511) $368 $87 ($7) $199 $46 ($3) $18 $20 $3 $7 $227

Adjusted EBITDA Reconciliation by Segment – Six Months Ended June 30, 2015 ($Millions) 36 Investment Automotive Energy Metals Railcar Gaming Mining Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA: Net income (loss) $778 $10 $258 ($14) $100 $16 ($6) $6 $31 ($2) ($214) $963 Interest expense, net 264 67 23 - 40 6 1 6 1 - 142 550 Income tax expense (benefit) - 23 70 (10) 34 11 2 5 - - 27 162 Depreciation, depletion and amortization - 168 116 14 61 29 1 9 11 4 - 413 EBITDA before non-controlling interests $1,042 $268 $467 ($10) $235 $62 ($2) $26 $43 $2 ($45) $2,088 Impairment of assets - 4 - - - - - - - - - 4 Restructuring costs - 39 - - - - - - - - - 39 Non-service cost of U.S. based pension - - - - - - - 1 - - - 1 FIFO impact unfavorable - - (11) - - - - - - - - (11) Certain share-based compensation expense - (1) 6 - - - - - - - - 5 Major scheduled turnaround expense - - 2 - - - - - - - - 2 Expenses related to certain acquisitions - 6 - - - - - - - - - 6 Net loss on extinguishment of debt - - - - 2 - - - - - - 2 Unrealized gain on certain derivatives - - 29 - - - - - - - - 29 Other - 10 (27) (2) - 1 1 4 (21) 1 - (33) Adjusted EBITDA before non-controlling interests $1,042 $326 $466 ($12) $237 $63 ($1) $31 $22 $3 ($45) $2,132 Adjusted EBITDA attributable to IEP: Net income (loss) $360 $7 $131 ($14) $63 $11 ($4) $4 $31 ($2) ($214) $373 Interest expense, net 122 55 13 - 29 4 1 4 1 - 142 371 Income tax expense (benefit) - 19 60 (10) 16 7 1 4 - - 27 124 Depreciation, depletion and amortization - 138 64 14 42 20 1 7 11 4 - 301 EBITDA attributable to Icahn Enterprises $482 $219 $268 ($10) $150 $42 ($1) $19 $43 $2 ($45) $1,169 Impairment of assets - 3 - - - - - - - - - 3 Restructuring costs - 32 - - - - - - - - - 32 Non-service cost of U.S. based pension - - - - - - - 1 - - - 1 FIFO impact unfavorable - - (7) - - - - - - - - (7) Certain share-based compensation expense - (1) 5 - - - - - - - - 4 Major scheduled turnaround expense - - 1 - - - - - - - - 1 Expenses related to certain acquisitions - 5 - - - - - - - - - 5 Net loss on extinguishment of debt - - - - 1 - - - - - - 1 Unrealized gain on certain derivatives - - 17 - - - - - - - - 17 Other - 8 (16) (2) - 1 - 3 (21) 1 - (26) Adjusted EBITDA attributable to Icahn Enterprises $482 $266 $268 ($12) $151 $43 ($1) $23 $22 $3 ($45) $1,200

Adjusted EBITDA Reconciliation by Segment – LTM Ended June 30, 2016 ($Millions) 37 Investment Automotive Energy Metals Railcar Gaming Mining Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA: Net income (loss) ($3,777) ($292) ($831) ($44) $215 $36 ($207) ($3) $39 ($4) ($116) ($4,984) Interest expense, net 431 146 52 - 82 11 3 12 2 - 290 1,029 Income tax expense (benefit) - 48 (24) (29) 68 26 - 9 - - (126) (28) Depreciation, depletion and amortization - 394 236 26 134 69 8 21 21 7 - 916 EBITDA before non-controlling interests ($3,346) $296 ($567) ($47) $499 $142 ($196) $39 $62 $3 $48 ($3,067) Impairment of assets - 343 827 20 - - 169 - 2 - - 1,361 Restructuring costs - 71 - 2 - - - 5 - 1 - 79 Non-service cost of U.S. based pension - 5 - - - - - 4 - - - 9 FIFO impact unfavorable - - 34 - - - - - - - - 34 Certain share-based compensation expense - - 7 - 1 - - - - - - 8 Major scheduled turnaround expense - - 145 - - - - - - - - 145 Net loss on extinguishment of debt - - 5 - - - - - - - - 5 Unrealized gain on certain derivatives - - 5 - - - - - - - - 5 Other 2 46 7 1 - 4 15 5 (21) 2 (6) 55 Adjusted EBITDA before non-controlling interests ($3,344) $761 $463 ($24) $500 $146 ($12) $53 $43 $6 $42 ($1,366) Adjusted EBITDA attributable to IEP: Net income (loss) ($1,677) ($250) ($437) ($44) $154 $24 ($160) ($2) $39 ($4) ($116) ($2,473) Interest expense, net 183 120 22 - 66 7 3 9 2 - 290 702 Income tax expense (benefit) - 44 (14) (29) 43 18 1 6 - - (126) (57) Depreciation, depletion and amortization - 331 124 26 102 47 6 15 21 7 - 679 EBITDA attributable to Icahn Enterprises ($1,494) $245 ($305) ($47) $365 $96 ($150) $28 $62 $3 $48 ($1,149) Impairment of assets - 281 444 20 - - 130 - 2 - - 877 Restructuring costs - 58 - 2 - - - 4 - 1 - 65 Non-service cost of U.S. based pension - 4 - - - - - 2 - - - 6 FIFO impact unfavorable - - 20 - - - - - - - - 20 Certain share-based compensation expense - - 6 - 1 - - - - - - 7 Major scheduled turnaround expense - - 81 - - - - - - - - 81 Net loss on extinguishment of debt - - 1 - - - - - - - - 1 Unrealized gain on certain derivatives - - 3 - - - - - - - - 3 Other 1 44 5 1 - 3 12 4 (21) 2 (6) 45 Adjusted EBITDA attributable to Icahn Enterprises ($1,493) $632 $255 ($24) $366 $99 ($8) $38 $43 $6 $42 ($44)

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2015 ($Millions) 38 Investment Automotive Energy Metals Railcar (1) Gaming Mining Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA: Net income (loss) ($1,665) ($352) $7 ($51) $213 $38 ($195) ($3) $61 ($4) ($176) ($2,127) Interest expense, net 563 138 45 - 80 11 2 12 2 - 288 1,141 Income tax expense (benefit) - 50 59 (32) 69 27 1 10 - - (116) 68 Depreciation, depletion and amortization - 345 229 29 127 63 8 19 21 7 - 848 EBITDA before non-controlling interests ($1,102) $181 $340 ($54) $489 $139 ($184) $38 $84 $3 ($4) ($70) Impairment of assets - 344 253 20 - - 169 - 2 - - 788 Restructuring costs - 89 - 2 - - - 5 - 1 - 97 Non-service cost of U.S. based pension - (1) - - - - - 3 - - - 2 FIFO impact unfavorable - - 60 - - - - - - - - 60 Certain share-based compensation expense - (1) 13 - 1 - - - - - - 13 Major scheduled turnaround expense - - 109 - - - - - - - - 109 Expenses related to certain acquisitions - 6 - - - - - - - - - 6 Net loss on extinguishment of debt - - - - 2 - - - - - - 2 Unrealized gain on certain derivatives - - 2 - - - - - - - - 2 Other 2 32 (22) 3 - 3 6 13 (41) 2 (6) (8) Adjusted EBITDA before non-controlling interests ($1,100) $650 $755 ($29) $492 $142 ($9) $59 $45 $6 ($10) $1,001 Adjusted EBITDA attributable to IEP: Net income (loss) ($760) ($299) $25 ($51) $137 $26 ($150) ($3) $61 ($4) ($176) ($1,194) Interest expense, net 259 113 25 - 57 7 2 9 2 - 288 762 Income tax expense (benefit) - 46 54 (32) 36 18 1 7 - - (116) 14 Depreciation, depletion and amortization - 284 125 29 86 43 6 14 21 7 - 615 EBITDA attributable to Icahn Enterprises ($501) $144 $229 ($54) $316 $94 ($141) $27 $84 $3 ($4) $197 Impairment of assets - 282 110 20 - - 130 - 2 - - 544 Restructuring costs - 73 - 2 - - - 4 - 1 - 80 Non-service cost of U.S. based pension - (1) - - - - - 2 - - - 1 FIFO impact unfavorable - - 35 - - - - - - - - 35 Certain share-based compensation expense - (1) 11 - 1 - - - - - - 11 Major scheduled turnaround expense - - 62 - - - - - - - - 62 Expenses related to certain acquisitions - 5 - - - - - - - - - 5 Net loss on extinguishment of debt - - - - 1 - - - - - - 1 Unrealized gain on certain derivatives - - 2 - - - - - - - - 2 Other 1 28 (13) 3 - 2 5 10 (41) 2 (6) (9) Adjusted EBITDA attributable to Icahn Enterprises ($500) $530 $436 ($29) $318 $96 ($6) $43 $45 $6 ($10) $929

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2014 ($Millions) 39 Investment Automotive Energy Metals Railcar Gaming Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA: Net income (loss) ($684) ($90) $168 ($25) $188 $269 $9 $22 $2 ($388) ($529) Interest expense, net 299 123 35 - 57 11 14 3 - 290 832 Income tax (benefit) expense - 91 73 (18) 56 (147) 3 - - (161) (103) Depreciation, depletion and amortization - 335 219 26 106 50 22 22 7 - 787 EBITDA before non-controlling interests ($385) $459 $495 ($17) $407 $183 $48 $47 $9 ($259) $987 Impairment - 24 103 3 - - - 5 - - 135 Restructuring - 86 - - - - - - (2) - 84 Non-service cost of U.S. based pension - (6) - - - - (1) - - - (7) FIFO impact unfavorable - - 161 - - - - - - - 161 Certain share-based compensation expense - (4) 13 - 3 - - - - - 12 Expenses related to certain acquisitions - - - - - - - - - - - Net loss on extinguishment of debt - 36 - - 2 - 16 - - 108 162 Unrealized gains on certain derivatives - - (63) - - - - - - - (63) Other - 35 - (1) 3 (84) 3 (6) (2) (4) (56) Adjusted EBITDA before non-controlling interests ($385) $630 $716 ($15) $415 $99 $66 $46 $5 ($155) $1,422 Adjusted EBITDA attributable to IEP: Net income (loss) ($305) ($87) $95 ($25) $122 $185 $6 $22 $2 ($388) ($373) Interest expense, net 143 99 20 - 42 7 10 3 - 290 614 Income tax (benefit) expense - 80 64 (18) 26 (102) 2 - - (161) (109) Depreciation, depletion and amortization - 270 124 26 74 34 16 22 7 - 573 EBITDA attributable to Icahn Enterprises ($162) $362 $303 ($17) $264 $124 $34 $47 $9 ($259) $705 Impairment - 19 45 3 - - 5 - - 72 Restructuring - 69 - - - - - - (2) - 67 Non-service cost of U.S. based pension - (5) - - - - (1) - - - (6) FIFO impact unfavorable - - 94 - - - - - - - 94 Certain share-based compensation expense - (3) 9 - 2 - - - - - 8 Major scheduled turnaround expense - - 5 - - - - - - - 5 Net loss on extinguishment of debt - 31 - - 1 - 12 - - 108 152 Unrealized gains on certain derivatives - - (41) - - - - - - - (41) Other - 29 - (1) 2 (58) 2 (6) (2) (4) (38) Adjusted EBITDA attributable to Icahn Enterprises ($162) $502 $415 ($15) $269 $66 $47 $46 $5 ($155) $1,018

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2013 ($Millions) 40 Investment Automotive Energy Metals Railcar (1) Gaming Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA: Net income (loss) $1,902 $263 $479 ($28) $139 $19 $43 $17 ($16) ($374) $2,444 Interest expense, net 10 108 47 - 40 13 22 4 - 300 544 Income tax (benefit) expense - (180) 195 (20) 31 3 (51) - - (96) (118) Depreciation, depletion and amortization - 296 208 26 92 34 21 23 8 - 708 EBITDA before non-controlling interests $1,912 $487 $929 ($22) $302 $69 $35 $44 ($8) ($170) $3,578 Impairment - 8 - 2 - 3 - 2 1 - 16 Restructuring - 40 - - - - - - 10 - 50 Non-service cost of U.S. based pension - 2 - - - - 3 - - - 5 FIFO impact unfavorable - - (21) - - - - - - - (21) OPEB curtailment gains - (19) - - - - - - - - (19) Certain share-based compensation expense - 5 18 - 5 - - - - - 28 Disposal of assets - 60 - - - - - - - - 60 Net loss on extinguishment of debt - - (5) - - 5 - - - - - Unrealized loss on certain derivatives - - (51) - - - - - - - (51) Other - 8 (1) 2 4 (11) 29 - (2) - 29 Adjusted EBITDA before non-controlling interests $1,912 $591 $869 ($18) $311 $66 $67 $46 $1 ($170) $3,675 Adjusted EBITDA attributable to IEP: Net income (loss) $812 $250 $289 ($28) $30 $13 $32 $17 ($16) ($374) $1,025 Interest expense, net 4 88 32 - 11 9 16 4 - 300 464 Income tax (benefit) expense - (191) 162 (20) 9 2 (36) - - (96) (170) Depreciation, depletion and amortization - 234 121 26 35 23 15 23 8 - 485 EBITDA attributable to Icahn Enterprises $816 $381 $604 ($22) $85 $47 $27 $44 ($8) ($170) $1,804 Impairment - 7 - 2 - 2 - 2 1 - 14 Restructuring - 31 - - - - - - 10 - 41 Non-service cost of U.S. based pension - 2 - - - - 2 - - - 4 FIFO impact unfavorable - - (15) - - - - - - - (15) OPEB curtailment gains - (15) - - - - - - - - (15) Certain share-based compensation expense - 4 13 - 3 - - - - - 20 Disposal of assets - 46 - - - - - - - - 46 Net loss on extinguishment of debt - - (3) - - 3 - - - - - Unrealized loss on certain derivatives - - (43) - - - - - - - (43) Other - 6 - 2 23 (7) 21 - (2) - 43 Adjusted EBITDA attributable to Icahn Enterprises $816 $462 $556 ($18) $111 $45 $50 $46 $1 ($170) $1,899